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                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

     THIS AMENDMENT dated as of December 15, 1995, by and among Valassis Communications, Inc., a Delaware corporation ('Company'), the Banks (as defined below) and Comerica Bank, as agent for the Banks (in such capacity, 'Agent').

                                    RECITALS

     A. Company, Comerica Bank, Westpac Banking Corporation, the Long-Term Credit Bank of Japan, Ltd. Chicago Branch (individually a 'Bank' and collectively the 'Banks') and Agent entered into that certain Credit Agreement dated August 11, 1995 ('Credit Agreement').

     B. Company, Banks and Agent desire to amend the Credit Agreement to increase the Maximum Subsidiary Investment Amount (as defined in the Credit Agreement).

     NOW, THEREFORE, the parties agree as follows:

     1. Section 7.17 of the Credit Agreement is amended to read as follows:

    'Maximum  Subsidiary  Investment  Amount.   Allow  the  Maximum   Subsidiary
    Investment Amount to exceed Fifty Million Dollars ($50,000,000) in the aggregate at any time.'

     2. The above amendment shall be effective as of December 15, 1995.

     3. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.

     4. This Amendment may be executed in counterparts and each executed copy shall constitute an original instrument, but such counterparts shall together constitute but one and the same instrument.

     The parties execute this Amendment as of the date set forth above.

COMPANY:                                  VALASSIS COMMUNICATIONS, INC.

                                          By:  /s/ Barry P. Hoffman
                                               --------------------------
                                               Barry P. Hoffman
                                          Its: Secretary


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AGENT:                           COMERICA BANK, as Agent

                                 By:  /s/ Peter A. Loeffler
                                      --------------------------
                                      Peter A. Loeffler
                                 Its: First Vice President

BANKS:                           COMERICA BANK
                                 By:  /s/ Peter A. Loeffler
                                      --------------------------
                                      Peter A. Loeffler
                                 Its: First Vice President

                                 WESTPAC BANKING CORPORATION

                                 By:  /s/ Craig Jones
                                      --------------------------

                                 Its: Vice President

                                 THE LONG-TERM CREDIT BANK OF
                                 JAPAN, LTD., CHICAGO BRANCH

                                 By:  /s/ Mark A. Thompson
                                      --------------------------
                                      Mark A. Thompson
                                 Its: Vice President and Deputy General Manager




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